Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CERTIFICATE
Issued By
Modern Woodmen of America
Variable Product Administrative Center:
PO Box 2005
Rock Island, Illinois 61201
1-800-447-9811

SUMMARY PROSPECTUS FOR NEW INVESTORS
April 29, 2024

This Summary Prospectus summarizes key features of the individual flexible premium deferred variable annuity certificate (the "Certificate") issued by Modern Woodmen of America, a fraternal benefit society (the "Society"). Before you invest, you should also review the prospectus for the Certificate, which contains more information about the Certificate's features, benefits, and risks. You can find this document and other information about the Certificate online at https://www.modernwoodmen.org/our-products/annuities/variable-annuity-documents. You can also obtain this information at no cost by calling the Variable Product Administrative Center at 1-800-447-9811 or by sending an email request to VPACServices@modern-woodmen.org.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

The Certificate may not be available in all jurisdictions. This Summary Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

If you are a new investor in the Certificate, you many cancel your Certificate within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer or the refund amount may be different. Upon cancellation, you will receive the greater of the premiums paid or your total Accumulated Value, plus administrative charges and any other charges deducted under the Certificate. You should review this Summary Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission has not approved these securities or determined that this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SPECIAL TERMS	2
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE	4
OVERVIEW OF THE CERTIFICATE	8
BENEFITS AVAILABLE UNDER THE CERTIFICATE	9
BUYING THE CERTIFICATE	13
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CERTIFICATE	14
ADDITIONAL INFORMATION ABOUT FEES	15
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE	Appendix A-1

SPECIAL TERMS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society's administrative office at 1701 1st Avenue, Rock Island, Illinois, 61201.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Summary Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Society.

Fund: An investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone-along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in

"Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date following the day on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Non-Qualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

The Society ("we", "us" or "our"): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive in Good Order at our Administrative Center.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE

Fees and Expenses						Location in Prospectus
Charges for Early Withdrawals	If you withdraw money from your Certificate within the first eight years after you purchase the Certificate, you may be assessed a surrender charge of up to 8% of the amount withdrawn.
	For example, assuming no gain or loss in the Accumulated Value, if you make a withdrawal in the first Certificate Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.					Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge)
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions.
	Transfer Fee. Currently, we do not assess a charge to transfer Accumulated Value among the Subaccounts and between the Subaccounts and the Declared Interest Option for the first 12 transfers during the Certificate Year. However, we reserve the right to charge $25 per transfer in excess of 12 in a single Certificate Year.					Charges and Deductions—Transfer Processing Fee
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Certificate specifications page, the prospectus and the funds' prospectuses for information about the specific fees you will pay each year based on the options you elected.

						Charges and Deductions
	Annual Fee	Minimum		Maximum
	Base Certificate	0.99	%(1)	0.99	%(1)
	Investment Options (Fund fees and expenses)	0.10	%(2)	1.14	%(2)
(1) We calculate the Base Certificate fee by dividing the total amount we receive from the annual administrative charge and mortality and expense risk charge for the last fiscal year by the total average net assets attributable to the Certificates for that year.
	(2) As a percentage of Fund assets.

Fees and Expenses			Location in Prospectus
Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $1,500	Highest Annual Cost: $2,540
Assumes:
● Investment of $100,000
● 5% annual appreciation
● Least expensive Investment Option fees and expenses
● No optional benefits
● No sales charges
● No additional purchase payments, transfers, or withdrawals	Assumes:
● Investment of $100,000
● 5% annual appreciation
● Most expensive Investment Option fees and expenses
● No optional benefits
● No sales charges
● No additional purchase payments, transfers, or withdrawals
Risks			Location in Prospectus
Risk of Loss	You can lose money by investing in this Certificate, including loss of principal.		Principal Risks of Investing in the Certificate
Not a Short-Term Investment	This Certificate is not designed for short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges apply for up to eight years after you purchase the Certificate. It will reduce the value of your Certificate if you withdraw money during that time.
	The benefits of tax deferral also means the Certificate is more beneficial to investors with a long time horizon.		Principal Risks of Investing in the Certificate
Risks Associated with Investment Options	● An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Certificate.
● Each Fund and the Declared Interest Option has its own unique risks.
	● You should review the prospectuses for the available Funds before making an investment decision.		Principal Risks of Investing in the Certificate Appendix A: Investment Options Available Under the Certificate
Insurance Company Risks

An investment in the Certificate is subject to the risks related to the Society. Any obligations (including under the Declared Interest Option), guarantees, or benefits are subject to the claims-paying ability of the Society. More information about the Society, including its financial strength ratings, is available upon request by calling the Variable Product Administrative Center at 1-800-447-9811 or emailing VPACServices@modern-woodmen.org.

Principal Risks of Investing in the Certificate

Restrictions		Location in Prospectus
Investments	● Currently, there is no charge when you transfer Accumulated Value among Subaccounts and between the Subaccounts and the Declared Interest Option. However, the Society reserves the right to charge $25 per transfer in excess of 12 in a single Certificate Year.
	● The Society reserves the right to remove or substitute Investment Options that are available under the Certificate.	Charges and Deductions—Transfer Processing Fee The Society, Account and Investment Options—Addition, Deletion or Substitution of Investments
Optional Benefits	● We may discontinue or modify any of the optional benefits at any time prior to the time you elect.	Description of Annuity Certificate
Taxes		Location in Prospectus
Tax Implications	● You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Certificate.
● There is no additional tax benefit if you purchase the Certificate through a qualified retirement plan or individual retirement account (IRA).
	● Earnings on your Certificate are generally taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% additional tax if you take a withdrawal before age 59 1/2.	Federal Tax Matters
Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your registered representative may receive compensation for selling this Certificate to you in the form of commissions. If your registered representative is also a Society insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses, insurance benefits, and financing arrangements. Non-cash compensation includes conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, and other similar items. Sales of the Certificates may help the registered representative and/or their managers qualify for such benefits. In addition, registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
	These conflicts of interest may influence your registered representative to offer or recommend this Certificate over another investment.	Distribution of the Certificates

Conflicts of Interest	Location in Prospectus
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of a contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

N/A

OVERVIEW OF THE CERTIFICATE

Purpose. The Certificate is a variable annuity certificate. It provides a means for investing on a tax-deferred basis in the Declared Interest Option and the Investment Options. The Certificate is intended for retirement savings or other long-term investment purposes. The Certificate has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The Certificate also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

The Certificate is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon.

Phases of the Certificate. The Certificate has two phases: the accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. To help you accumulate assets during the accumulation phase, you can invest your purchase payments and Accumulated Value in: (1) Investment Options available under the Certificate, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the Declared Interest Option, which offers a guaranteed interest rate during selected periods. A list of Investment Options in which you can invest is provided in the appendix to this Summary Prospectus.

The annuity phase occurs when you or a designated payee begin receiving regular annuity payments from your Certificate. All optional benefits, including death benefits, terminate without value at the start of the annuity phase. Depending on the settlement option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payments) will be paid to your Beneficiary (or Beneficiaries). In addition, depending on the settlement option you elect, you may be unable to make withdrawals once you enter the annuity phase.

Certificate Features. The following is a brief description of the Certificate's primary features.

●  Accessing your Money. Before you annuitize, you can withdraw money from your Certificate at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including an additional tax if you are younger than age 59 1/2.

●  Tax Treatment. You can transfer money among Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

●  Death Benefits. The Certificate includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary (ies) if you die during the accumulation phase. You may also qualify for the Incremental Death Benefit Rider, which may increase the amount of money payable to your designated beneficiaries upon your death.

Additional Services.

●  Dollar Cost Averaging Program. This program allows you to systematically transfer a set amount each month between certain Subaccounts and the Declared Interest Option.

●  Automatic Rebalancing Program. This program directs us to automatically rebalance your Accumulated Value to maintain a particular percentage allocation among the Subaccounts and Declared Interest Option.

●  Systematic Withdrawal Program. This program allows you to receive regular automatic withdrawals from selected Subaccounts or the Declared Interest Option (either monthly, quarterly, semi-annually or annually) provided that each payment must amount to at least $100.

●  Interest Sweep Program. This program automatically transfers interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

BENEFITS AVAILABLE UNDER THE CERTIFICATE

Certain features or benefits are available to you under your Certificate. The purposes, fees and restrictions of each of these benefits are briefly summarized in the following table. Some of the benefits in the table below may have been discussed in the above sections.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Automatic Rebalancing Program	Automatically transfers amounts to maintain a particular percentage allocation among the Subaccounts and Declared Interest Option	Standard	None	● Maximum number of Investment Options which you may select at any one time is 10, including the Declared Interest Option.
● Cannot be utilized in combination with the dollar cost averaging program.
● Transferring all assets to the Declared Interest Option will terminate any automatic rebalancing instructions.
Dollar Cost Averaging Program	Systematically transfers a set amount each month from Subaccounts or the Declared Interest Option to other available Investment Options over a period of time	Standard	None	● You must place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount).
● Minimum amount of each transfer is $100.
● Maximum number of Investment Options which you may select at any one time is 10, including the Declared Interest Option.
● Terminates when monies in the source account are depleted.
● Cannot be utilized in combination with automatic rebalancing or systematic withdrawal programs.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Systematic Withdrawal Program	Automatically withdraws a specific amount of Accumulated Value from selected Subaccounts or the Declared Interest Option	Standard	None	● Minimum amount which you may withdraw is $100.
● Maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000. We may deny an automatic partial withdrawal request that would reasonably cause the Accumulated Value to be less than $2,000 within one year.
● Cannot be utilized in combination with dollar cost averaging program.
Interest Sweep Program	Automatically transfers interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary	Standard	None	● Must have at least $5,000 in the Declared Interest Option to establish the program.
● Maximum number of Subaccounts to receive interest earnings at any one time is 10.
● Not available for Certificates issued in Oregon, South Carolina, and Utah prior to March 1, 2012.
● Not available for Certificates issued in Washington prior to February 1, 2009.
Declared Interest Option	Credits a specified guaranteed rate of interest for each Certificate Year	Standard	None	● Subject to the Society's financial strength and claims paying ability.
● Amount you can transfer at one time from the Declared Interest Option may not exceed 25% of the Declared Interest Option Accumulated Value on the date of transfer, unless balance after transfer would be less than $1,000.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
● Not available for Certificates issued in Oregon, South Carolina, and Utah prior to March 1, 2012. ● Not available for Certificates issued in Washington prior to February 1, 2009.
Death Benefit	Before the Retirement Date, upon the Annuitant's death, we will pay a death benefit to the Beneficiary in one sum within five years of the deceased Annuitant's death.	Standard	None	● If original Annuitant's age on the Issue Date was less than 76, we determine the death benefit as of the date we receive Due Proof of Death and the death benefit equals the greatest of:
● sum of premiums paid, less the sum of all partial withdrawal reductions;
● Accumulated Value; or
● Performance Enhanced Death Benefit (PEDB) amount.
● If original Annuitant's age on the Issue Date was 76 or older, we determine the death benefit as of the date we receive Due Proof of Death and the death benefit equals the greater of:
● sum of the premiums paid, less the sum of all partial withdrawal reductions, or
● Accumulated Value.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Fee	Restrictions/Limitations
Incremental Death Benefit Rider	Provides a death benefit that is in addition to the death benefit available under the Certificate	Standard	None	● Not available if the Annuitant's age on the Issue Date is 71 or over.
● No Incremental Death Benefit is paid if market decline results in the Accumulated Value being less than premium payments minus any partial withdrawal reductions.
● Not available in Washington.

BUYING THE CERTIFICATE

Purchasing the Certificate

Applications should be submitted to, along with your initial premium, the Society's Administrative Center at 1701 1st Avenue, Rock Island, Illinois, 61201. Applications can also be submitted to your financial professional. We reserve the right to reject any application.

Premiums

A premium is the money you give us to invest in the Certificate. The initial premium is due on the date the Certificate is issued. You may also be permitted to make subsequent premium payments. The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date. We reserve the right to reject any premium payments and to limit future premium payments.

Allocation of Premiums

When you purchase a Certificate, we will allocate your premium payment to the Declared Interest Option and/or any of the Subaccounts in accordance with the premium allocation percentages shown in the application. You may invest in up to 16 Investment Options, including the Declared Interest Option, at any one time; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.

Crediting Premiums to Your Account

Initial Purchase Payment. Once we receive your premium and the application, we will issue your Certificate and allocate your initial premium no later than the next Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five Business Days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

Subsequent Purchase Payments. We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment at our Administrative Center by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CERTIFICATE

Accumulation Phase

During the accumulation phase, you may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date. The minimum amount which you may partially withdraw is $500. If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate. If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested. In each Certificate Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege").

There are limitations on your ability to take withdrawals during the accumulation phase. These limitations are as follows:

Surrender Charges and Taxes	There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Policy	A withdrawal will reduce your Accumulated Value and may reduce the amount of the death benefit we pay.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

Annuity Phase

The accumulation phase of your Certificate ends on the Retirement Date you select. At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Requesting a Withdrawal

You may withdraw part of the Accumulated Value or surrender your Certificate upon Written Notice on or before the Retirement Date. We will process the request based on the net asset value next determined after we receive your Written Notice, and your Certificate if a surrender, at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

We will usually pay any surrender or partial withdrawal within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the U.S. Securities and Exchange Commission;

●  the U.S. Securities and Exchange Commission permits by an order the postponement for the protection of Certificate Holders; or

●  the U.S. Securities and Exchange Commission determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at a rate equal to the minimum rate guaranteed in the Certificate (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received in Good Order.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or transfer Accumulated Value among the Subaccounts and the Declared Interest Option. State premium taxes may also be deducted.

Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(1)	8%	8%
Transfer Processing Fee(2)	$25	$25
Administrative Charge(3)	$45	$30

(1)  The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. We may waive this charge under certain circumstances. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(2)  We do not assess transfer processing fees for the first twelve (12) transfers in a Certificate Year, but we may impose a charge of $25 for the thirteenth (13th) and each subsequent transfer during a Certificate Year.

(3)  We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date and may waive the charge if your initial premium payment, or whenever your Accumulated Value on the most recent Certificate Anniversary, is $50,000 or greater.

The next table describes the fees and expenses that you will pay each year during the time that you own your Certificate, not including Fund fees and expenses.

Annual Certificate Expenses	Guaranteed Maximum Charge	Current Charge
Administrative Expenses (includes Annual Administrative Charge)	$45	$30
Base Certificate Expenses (as a percentage of average variable Accumulated Value) (includes mortality and expense risk charge)	1.40%	1.40%

The next table shows the minimum and maximum total operating expenses charged by any of the Investment Options that you may pay periodically during the time that you own the Certificate. A complete list of Investment Options available under the Certificate, including their annual expenses, may be found at the back of this Summary Prospectus.

Annual Investment Option Operating Expenses	Minimum	Maximum
Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)(4)	0.10%	1.14%
Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.14%

(4)  Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(5)  The "Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

Examples

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include transaction expenses, the annual expenses, and Investment Option fees and expenses.

Each Example assumes that you invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Options Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$8,948	$12,649	$16,389	$28,404

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$8,026	$11,681	$15,373	$28,404

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$2,490	$7,809	$13,340	$28,404

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$8,021	$9,649	$11,250	$17,597

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$7,089	$8,651	$10,182	$17,597

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$1,500	$4,659	$8,044	$17,597

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. For more information on the calculation of the surrender charge on the Retirement Date, see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Surrender Charge at the Retirement Date." For more information on the calculation of the surrender charge associated with a partial withdrawal or surrender, see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)".

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE

The following is a list of Investment Options available under the Certificate. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time and time and can be found online at https://www.modernwoodmen.org/our-products/annuities/variable-annuity-documents. You can also request this information at no cost by calling the Variable Product Administrative Center at 1-800-447-9811 or sending an email request to VPACServices@modern-woodmen.org.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option's past performance is not necessarily an indication of future performance.

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series (IS) American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management Company	0.55%	14.27%	9.20%	7.25%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. To provide growth of capital as a secondary objective	American Funds Insurance Series (IS) American Funds IS Capital Income Builder®—Class 1 Adviser: Capital Research and Management Company	0.28%*	9.28%	7.72%	N/A

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund's investments.	American Funds Insurance Series (IS) American Funds IS Capital World Bond Fund®—Class 2 Adviser: Capital Research and Management Company	0.73%	6.14%	-0.33%	0.36%
Long-term growth of capital while providing current income	American Funds Insurance Series (IS) American Funds IS Capital World Growth and Income Fund®—Class 1 Adviser: Capital Research and Management Company	0.41%*	21.22%	10.60%	7.90%
Long-term growth of capital	American Funds Insurance Series (IS) American Funds IS Global Small Capitalization Fund—Class 1 Adviser: Capital Research and Management Company	0.66%*	16.45%	8.57%	6.04%
Growth of capital	American Funds Insurance Series (IS) American Funds IS Growth Fund—Class 2 Adviser: Capital Research and Management Company	0.59%	38.49%	18.68%	14.36%
Long-term growth of capital and income	American Funds Insurance Series (IS) American Funds IS Growth-Income Fund—Class 2 Adviser: Capital Research and Management Company	0.53%	26.14%	13.36%	10.91%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series (IS) American Funds IS Managed Risk Growth Fund—Class P1(1) Adviser: Capital Research and Management Company Sub-Adviser: Milliman Financial Risk Management LLC	0.69%*	23.77%	11.26%	8.62%
Long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series (IS) American Funds IS Managed Risk Growth-Income Fund—Class P1(1) Adviser: Capital Research and Management Company Sub-Adviser: Milliman Financial Risk Management LLC	0.62%*	16.17%	7.86%	6.46%
Long-term capital appreciation	American Funds Insurance Series (IS) American Funds IS New World Fund®—Class 1 Adviser: Capital Research and Management Company	0.57%*	16.22%	8.90%	4.95%
Provide as high a level of current income as is consistent with the preservation of capital	American Funds Insurance Series (IS) American Funds IS The Bond Fund of America®—Class 1 Adviser: Capital Research and Management Company	0.23%*	5.21%	2.14%	2.33%
Long-term capital appreciation	BNY Mellon BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class Adviser: BNY Mellon Investment Advisor, Inc. Sub-Adviser: Newton Investment Management Limited	0.92%	23.50%	14.85%	10.18%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Long-term capital growth consistent with preservation of capital with current income as a secondary goal	BNY Mellon BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Share Class Adviser: BNY Mellon Investment Advisor, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.85%	20.97%	16.23%	11.09%
Long-term capital growth, current income and growth of income consistent with reasonable investment risk	BNY Mellon BNY Mellon Variable Investment Fund: Growth and Income Portfolio—Initial Share Class Adviser: BNY Mellon Investment Advisor, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.70%*	26.69%	16.89%	11.84%
Capital growth	BNY Mellon BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class Adviser: BNY Mellon Investment Advisor, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.82%	9.28%	9.15%	6.15%
Investment results that correspond to investment performance of U.S. common stocks, as represented by NASDAQ 100® Index	Calvert Variable Trust, Inc. CVT NASDAQ 100 Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners, Inc.	0.48%*	54.40%	22.09%	17.29%
Investment results that correspond to investment performance of U.S. common stocks, as represented by Russell 2000® Index	Calvert Variable Trust, Inc. CVT Russell 2000 Small Cap Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners, Inc.	0.39%*	16.60%	9.69%	6.77%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Investment results that correspond to total return performance of U.S. common stocks, as represented by S&P MidCap 400® Index	Calvert Variable Trust, Inc. CVT S&P MidCap 400 Index Portfolio—Class 1 Adviser: Calvert Research and Management Sub-Adviser: Ameritas Investment Partners, Inc	0.33%*	16.12%	12.28%	8.90%
Current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Fund Federated Hermes Government Money Fund II—Service Share Class(2) Adviser: Federated Investment Management Company	0.63%*	4.52%	1.49%	0.90%
High current income and moderate capital appreciation	Federated Hermes Insurance Series Fund Federated Hermes Managed Volatility Fund II—Primary Shares(1) Adviser: Federated Advisory Services Company (FASC), an affiliate of the Co-Advisers, Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA)	0.97%*	8.68%	6.15%	4.19%
Current income	Federated Hermes Insurance Series Fund Federated Hermes Quality Bond Fund II—Primary Shares Adviser: Federated Investment Management Company	0.74%*	6.14%	2.36%	2.25%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Income and capital growth consistent with reasonable risk	Fidelity® Variable Insurance Products Funds Fidelity® VIP Balanced Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.69%	21.29%	12.16%	8.81%
Long-term capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.56%	33.45%	16.65%	11.61%
Capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP Energy Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.86%	0.70%	13.36%	2.37%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
	Fidelity® Variable Insurance Products Funds
High total return with a secondary objective of principal preservation as each portfolio approaches its target date and beyond	Fidelity® VIP Freedom 2015 PortfolioSM—Initial Class	0.43%	10.95%	6.56%	5.19%
	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	0.47%	12.40%	7.47%	5.73%
	Fidelity® VIP Freedom 2025 PortfolioSM—Initial Class	0.49%	13.62%	8.26%	6.20%
	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	0.52%	14.70%	9.28%	6.85%
	Fidelity® VIP Freedom 2035 PortfolioSM—Initial Class	0.57%	16.85%	10.86%	7.67%
	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	0.61%	18.87%	11.92%	8.14%
	Fidelity® VIP Freedom 2045 PortfolioSM—Initial Class	0.62%	19.41%	12.03%	8.19%
	Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class	0.62%	19.45%	12.02%	8.19%
	Fidelity® VIP Freedom 2055 PortfolioSM—Initial Class	0.62%	19.48%	N/A	N/A
	Fidelity® VIP Freedom 2060 PortfolioSM—Initial Class	0.62%	19.39%	N/A	N/A
	Fidelity® VIP Freedom 2065 PortfolioSM—Initial Class	0.62%	19.35%	N/A	N/A
	Adviser: Fidelity® Management & Research Company LLC (FMR)
Capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP Growth Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.58%	36.24%	19.64%	14.80%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
High total return through a combination of current income and capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP Growth & Income Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.49%	18.72%	14.79%	10.27%
High level of current income, while also considering growth of capital	Fidelity® Variable Insurance Products Funds Fidelity® VIP High Income Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.90%*	10.24%	3.60%	3.14%
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® Variable Insurance Products Funds Fidelity® VIP Index 500 Portfolio— Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: Geode Capital Management, LLC (Geode)	0.10%	26.19%	15.56%	11.92%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Long-term growth of capital	Fidelity® Variable Insurance Products Funds Fidelity® VIP Mid Cap Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.82%	14.80%	12.17%	7.85%
Long-term growth of capital	Fidelity® Variable Insurance Products Funds Fidelity® VIP Overseas Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity® Management & Research (Japan) Limited (FMR Japan), FIL Investment Advisors (FIA), and FIL Investment Advisors (UK) Limited (FIA (UK))	0.73%	20.55%	9.99%	4.91%
Above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® Variable Insurance Products Funds Fidelity® VIP Real Estate Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.60%	11.19%	5.22%	6.04%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
High level of current income and may also seek capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP Strategic Income Portfolio—Service Class 2 Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity® Management & Research (Japan) Limited (FMR Japan), FIL Investment Advisors (FIA), and FIL Investment Advisors (UK) Limited (FIA (UK))	0.90%	9.18%	3.47%	3.10%
Capital appreciation	Fidelity® Variable Insurance Products Funds Fidelity® VIP Technology Portfolio—Initial Class Adviser: Fidelity® Management & Research Company LLC (FMR) Sub-Adviser: FMR Investment Management (UK) Limited (FMR UK), Fidelity® Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity® Management & Research (Japan) Limited (FMR Japan)	0.59%	58.32%	26.57%	19.61%
Capital appreciation	Franklin Templeton Variable Insurance Products Trust Franklin DynaTech VIP Fund—Class 2 Adviser: Franklin Advisers, Inc.	0.90%*	43.77%	13.76%	10.37%
Maximize income while maintaining prospects for capital appreciation	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund—Class 2 Adviser: Franklin Advisers, Inc.	0.71%*	8.62%	6.98%	5.01%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Long-term capital appreciation with preservation of capital as an important consideration	Franklin Templeton Variable Insurance Products Trust Franklin Rising Dividends VIP Fund—Class 1 Adviser: Franklin Advisers, Inc.	0.65%*	12.39%	14.04%	10.51%
Long-term total return	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund—Class 2 Adviser: Franklin Mutual Advisers, LLC	0.91%*	12.75%	11.06%	7.04%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust Franklin Small-Mid Cap Growth VIP Fund—Class 1 Adviser: Franklin Advisers, Inc.	0.83%*	27.12%	13.82%	9.24%
High level of current income with capital appreciation over the long term as a secondary goal	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund—Class 2 Adviser: Franklin Advisers, Inc.	1.09%*	8.18%	1.96%	1.77%
Capital growth	Lincoln Variable Insurance Products Trust LVIP American Century Capital Appreciation Fund—Standard Class II Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.79%*	20.69%	13.24%	9.36%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
Long-term capital growth with income as a secondary objective	Lincoln Variable Insurance Products Trust LVIP American Century Mid Cap Value Fund—Standard Class II Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.86%*	6.13%	11.05%	8.77%
Long-term capital growth	Lincoln Variable Insurance Products Trust LVIP American Century Ultra® Fund—Standard Class II Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.75%*	43.51%	19.24%	14.64%
Capital appreciation with secondary goal of achieving current income by investing primarily in equity securities	Lincoln Variable Insurance Products Trust LVIP JPMorgan Mid Cap Value Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.74%	10.91%	10.98%	8.05%
Capital growth over the long term	Lincoln Variable Insurance Products Trust LVIP JPMorgan Small Cap Core Fund—Standard Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.78%	13.10%	9.41%	7.10%
Long-term capital growth by investing primarily in the common stocks of growth companies	T. Rowe Price Equity Series, Inc. All-Cap Opportunities Portfolio Adviser: T. Rowe Price Associates, Inc.	0.80%*	28.96%	18.96%	14.57%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/2023)
Investment Objective	Adviser/Sub-Adviser	Expenses	1 Year	5 Year	10 Year
High level of dividend income and long-term capital growth primarily through investments in stocks	T. Rowe Price Equity Series, Inc. Equity Income Portfolio Adviser: T. Rowe Price Associates, Inc.	0.74%	9.54%	11.20%	7.84%
Long-term capital appreciation	T. Rowe Price Equity Series, Inc. Health Sciences Portfolio Adviser: T. Rowe Price Associates, Inc.	0.86%	2.96%	11.24%	11.30%
Long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth	T. Rowe Price Equity Series, Inc. Mid-Cap Growth Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	0.84%	19.96%	11.63%	10.50%
Highest total return over time consistent with an emphasis on both capital appreciation and income	T. Rowe Price Equity Series, Inc. Moderate Allocation Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Hong Kong Limited, T. Rowe Price Investment Management, Inc. and T. Rowe Price International Ltd.	0.85%*	15.35%	7.31%	5.91%
Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price International Series, Inc. International Stock Portfolio Adviser: T. Rowe Price Associates, Inc.	0.95%	16.24%	7.71%	4.75%

*  These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

(1)  The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" in the prospectus.

(2)  You could lose money by investing in the Federated Hermes Government Money Fund II. Although the Federated Hermes Government Money Fund II seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Federated Hermes Government Money Fund II is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. The Federated Hermes Government Money Fund II's sponsor has no legal obligation to provide financial support to the Federated Hermes Government Money Fund II, and you should not expect that the sponsor will provide financial support to the Federated Hermes Government Money Fund II at any time. The yield of the Fund may become very low during periods of low interest rates. After deduction of Separate Account Annual Expenses, the yield of the Subaccount that invests in the Fund could be negative. If the yield of the Subaccount becomes negative, Accumulated Value invested in the Subaccount may decline.

The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated April 29, 2024. Both documents contain additional important information about the Certificate. The prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Summary Prospectus.

For a free copy of the prospectus or SAI, or for general inquiries, call our Administrative Center at 1-800-447-9811 or write to our Administrative Center using the following address: 1701 1st Avenue, Rock Island, Illinois, 61201.

The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

[EDGAR Contract Identifier: C000020022]